                                                                    Exhibit 99.4

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[407,688,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-6

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                              SEPTEMBER [12], 2006

                               IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the tollfree number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding
   Principal Balance                          $428,021,292
Aggregate Original Principal
   Balance                                    $428,063,785
Number of Mortgage Loans                             2,594

                                   MINIMUM       MAXIMUM          AVERAGE (1)
                                 ----------   ------------   --------------------
Original Principal Balance         $20,000     $1,172,000     $165,021
Outstanding Principal Balance      $19,958     $1,171,193     $165,004

                                   MINIMUM      MAXIMUM      WEIGHTED AVERAGE (2)
                                 ----------    -----------   --------------------
Original Term (mos)                   180           360                359
Stated remaining Term (mos)           174           360                358
Loan Age (mos)                          0             8                  1
Current Interest Rate               5.875%       13.999%             8.147%
Initial Interest Rate Cap(4)        3.000%        3.000%             3.000%
Periodic Rate Cap(4)                1.000%        1.000%             1.000%
Gross Margin(4)                     0.500%        9.750%             6.870%
Maximum Mortgage Rate(4)           11.875%       16.750%            13.895%
Minimum Mortgage Rate(4)            5.875%       10.750%             7.895%
Months to Roll(4)                      21            83                 28
Original Loan-to-Value              20.00%       100.00%             81.10%
Combined Loan-to-Value              20.00%       100.00%             95.54%
Credit Score (3)                      525           809                642

                                  EARLIEST       LATEST
                                 ----------   -----------
Maturity Date                    03/01/2021    09/01/2036

                                  PERCENT OF
                                 MORTGAGE POOL
                                 -------------
LIEN POSITION
1st Lien                             94.36%
2nd Lien                              5.64%

OCCUPANCY
Primary                              98.49%
Second Home                           0.13%
Investment                            1.39%

LOAN TYPE
Fixed Rate                           29.80%
ARM                                  70.20%

AMORTIZATION TYPE
Fully Amortizing                     17.53%
Interest Only                         9.74%
15/30 Balloon                         0.30%
30/40 Balloon                         5.93%

                                  PERCENT OF
                                 MORTGAGE POOL
                                 -------------
YEAR OF ORIGINATION
2004                                  0.00%
2005                                  0.01%
2006                                 99.99%

LOAN PURPOSE
Purchase                             73.67%
Refinance - Rate Term                 2.81%
Refinance - Cashout                  23.52%

PROPERTY TYPE
Single Family Residence              73.59%
Condominium                           5.47%
Planned Unit Development             17.05%
2-4 Family                            3.89%
Townhouse                             0.00%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
 5.501% to  6.000%              2       316,547      0.07      5.933      672      158,274      77.30     53.53    100.00   53.89
 6.001% to  6.500%             31     7,816,282      1.83      6.433      704      252,138      77.25     48.46     98.56   49.55
 6.501% to  7.000%            233    59,357,475     13.87      6.894      688      254,753      77.23     46.07     62.92   28.57
 7.001% to  7.500%            401    85,406,513     19.95      7.337      660      212,984      77.20     46.39     67.20   10.16
 7.501% to  8.000%            508    95,562,854     22.33      7.833      639      188,116      77.72     45.66     73.64    7.77
 8.001% to  8.500%            360    61,683,519     14.41      8.310      626      171,343      78.96     44.47     67.16    5.15
 8.501% to  9.000%            313    49,723,783     11.62      8.795      619      158,862      82.71     43.00     66.40    2.59
 9.001% to  9.500%            185    21,266,449      4.97      9.317      601      114,954      92.04     42.45     87.85    0.00
 9.501% to 10.000%            154    21,011,215      4.91      9.788      598      136,436      93.97     42.69     87.36    0.45
10.001% to 10.500%             52     5,062,196      1.18     10.333      620       97,350      96.22     42.03     85.66    0.00
10.501% to 11.000%             69     5,311,927      1.24     10.732      626       76,984      99.94     46.60     96.25    0.00
11.001% to 11.500%             47     3,716,977      0.87     11.424      646       79,085      99.74     45.70     27.23    0.00
11.501% to 12.000%             95     5,711,711      1.33     11.849      632       60,123      99.59     45.24     71.99    0.00
12.001% to 12.500%             64     2,752,953      0.64     12.264      605       43,015      99.74     45.57     92.74    0.00
12.501% to 13.000%             41     1,637,914      0.38     12.815      595       39,949      99.48     44.83     94.20    0.00
13.001% to 13.500%             31     1,249,385      0.29     13.328      596       40,303      99.67     45.34    100.00    0.00
13.501% to 14.000%              8       433,590      0.10     13.850      591       54,199     100.00     42.03    100.00    0.00
                            -----   -----------    ------     ------      ---      -------     ------     -----    ------   -----
TOTAL:                      2,594   428,021,292    100.00      8.147      642      165,004      81.10     45.09     71.25    9.74
                            =====   ===========    ======     ======      ===      =======     ======     =====    ======   =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.50% per annum to 11.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.897% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF REMAINING TERMS  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                     30     1,507,471      0.35     10.828      636       50,249     95.00      42.35    76.98     0.00
229 to 240                      5       319,845      0.07      8.515      596       63,969     68.86      44.29    93.76     0.00
349 to 360                  2,559   426,193,976     99.57      8.137      642      166,547     81.06      45.10    71.21     9.78
                            -----   -----------    ------     ------      ---      -------     -----      -----    -----     ----
TOTAL:                      2,594   428,021,292    100.00      8.147      642      165,004     81.10      45.09    71.25     9.74
                            =====   ===========    ======     ======      ===      =======     =====      =====    =====     ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                          NUMBER    AGGREGATE                          WEIGHTED     AVERAGE    WEIGHTED  WEIGHTED
RANGE OF ORIGINAL           OF      PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOAN PRINCIPAL  MORTGAGE    BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
BALANCES                   LOANS   OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
-----------------------  --------  -----------  ----------  --------  ----------  -----------  --------  --------  -------  -------
$50,000 or less              272     8,835,832      2.06     11.293          622     32,485     96.82     42.95     92.02      0.00
$50,001 to $100,000          609    47,699,259     11.14      8.995          622     78,324     84.77     42.27     88.22      1.95
$100,001 to $150,000         630    78,025,629     18.23      8.361          628    123,850     82.06     44.16     82.10      2.83
$150,001 to $200,000         402    70,003,636     16.36      8.089          637    174,138     81.17     44.82     77.75      5.24
$200,001 to $250,000         229    50,855,725     11.88      8.022          642    222,077     81.19     45.86     70.50      6.13
$250,001 to $300,000         146    39,986,131      9.34      7.822          652    273,878     80.28     46.53     59.71     13.02
$300,001 to $350,000          97    31,425,565      7.34      7.808          660    323,975     78.65     45.36     54.63     11.59
$350,001 to $400,000          63    23,837,961      5.57      7.649          659    378,380     78.93     48.54     50.69     28.73
$400,001 to $450,000          43    18,235,885      4.26      7.698          657    424,090     78.15     47.79     51.16     18.63
$450,001 to $500,000          34    16,088,675      3.76      7.874          658    473,196     78.84     45.05     53.12     17.88
$500,001 to $550,000          23    12,024,434      2.81      7.671          659    522,801     78.61     46.77     52.30     21.53
$550,001 to $600,000          19    10,988,372      2.57      7.478          656    578,335     77.72     47.78     57.91     26.17
$600,001 to $650,000           8     5,138,842      1.20      7.438          680    642,355     77.46     46.08     63.15     36.91
$650,001 to $700,000           6     4,085,763      0.95      7.707          668    680,960     80.77     40.25     66.89     16.64
$700,001 to $750,000           2     1,467,750      0.34      7.194          682    733,875     77.53     33.40    100.00      0.00
$750,001 to $800,000           6     4,620,700      1.08      7.478          625    770,117     75.15     46.99    100.00      0.00
$800,001 to $850,000           2     1,664,644      0.39      7.183   710.818246    832,322     77.52     43.16    100.00     50.46
$850,001 to $900,000           1       889,295      0.21      6.750          689    889,295     75.00     43.85    100.00    100.00
$900,001 to $950,000           0             0        --         --            0          0        --        --      0.00      0.00
$950,001 to $1,000,000         1       976,000      0.23      7.750          688    976,000     80.00     41.89    100.00      0.00
$1,000,001 or greater          1     1,171,193      0.27      7.875          628  1,171,193     66.97     35.59    100.00      0.00
                           -----   -----------    ------     ------   ----------  ---------     -----     -----    ------    ------
TOTAL:                     2,594   428,021,292    100.00      8.147          642    165,004     81.10     45.09     71.25      9.74
                           =====   ===========    ======     ======   ==========  =========     =====     =====    ======    ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $44,416 to approximately $1,021,946 and the average outstanding principal balance of the Mortgage Loans was approximately $166,044.

PRODUCT TYPES

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                           MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES                LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------------------  --------  -----------  -----------  --------  --------  -----------  --------  --------  -------  -------
15 Year Fixed Loans              4       225,183  0.052610184    8.875      599       56,296      66.89     33.65    100.00    0.00
15/30 Balloon Loans             26     1,282,288         0.30   11.171      643       49,319      99.94     43.87     72.94    0.00
20 Year Fixed Loans              5       319,845         0.07    8.515      596       63,969      68.86     44.29     93.76    0.00
2/28 LIBOR Loans               276    57,058,174        13.33    7.672      669      206,733      80.67     44.91     54.66   59.93
2/28 LIBOR Loans
   (40 Year Amortization)       32     5,769,080         1.35    8.204      651      180,284      83.28     45.01     71.44    0.00
2/28 LIBOR Loans
   (45 Year Amortization)      521   120,977,112        28.26    7.856      653      232,202      79.57     45.51     53.32    0.00
30 Year Fixed Loans            438    43,416,226        10.14    8.650      617       99,124      82.56     41.97     95.88    3.63
30/40 Balloon Loans            277    18,238,562         4.26   11.214      636       65,843      98.16     46.61     77.64    0.00
30/45 Balloon Loans            380    64,067,484        14.97    8.048      612      168,599      78.38     45.00     95.25    0.00
3/27 LIBOR Loans                86    11,637,743         2.72    8.226      644      135,323      82.97     42.29     76.36   24.52
3/27 LIBOR Loans
   (40 Year Amortization)        8     1,054,109         0.25    8.842      643      131,764      90.10     38.35     64.83    0.00
3/27 LIBOR Loans
   (45 Year Amortization)      499    95,340,026        22.27    8.062      640      191,062      80.81     46.32     74.90    0.00
5/25 LIBOR Loans                16     4,043,480         0.94    7.115      695      252,717      78.22     45.42     84.87   75.27
5/25 LIBOR Loans
   (40 Year Amortization)        2       329,731         0.08    7.552      646      164,865      79.98     45.65     68.34    0.00
5/25 LIBOR Loans
   (45 Year Amortization)       20     3,364,750         0.79    7.549      699      168,237      78.13     46.93     50.76    0.00
7/23 LIBOR Loans
   (45 Year Amortization)        4       897,500         0.21    7.344      690      224,375      76.47     35.44     60.17    0.00
                             -----   -----------  -----------    -----      ---      -------      -----     -----    ------   -----
TOTAL:                       2,594   428,021,292       100.00    8.147      642      165,004      81.10     45.09     71.25    9.74
                             =====   ===========  ===========    =====      ===      =======      =====     =====    ======   =====

AMORTIZATION TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE           LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing              685    75,032,602     17.53     8.523       624      109,537     82.97      41.95     86.31      0.00
Balloon                     1,769   311,320,641     72.73     8.173       640      175,987     80.96      45.66     70.45      0.00
60 Month Interest-Only        132    40,094,098      9.37     7.243       691      303,743     78.69      46.31     48.20    100.00
120 Month Interest-Only         8     1,573,950      0.37     8.003       640      196,744     80.14      49.77    100.00    100.00
                            -----   -----------    ------     -----       ---      -------     -----      -----    ------    ------
TOTAL:                      2,594   428,021,292    100.00     8.147       642      165,004     81.10      45.09     71.25      9.74
                            =====   ===========    ======     =====       ===      =======     =====      =====    ======    ======

ADJUSTMENT TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
ARM                         1,464   300,471,703     70.20     7.895       653      205,240     80.37      45.48    62.13     13.34
Fixed Rate                  1,130   127,549,589     29.80     8.739       617      112,876     82.81      44.16    92.73      1.23
                            -----   -----------    ------     -----       ---      -------     -----      -----    -----     -----
TOTAL:                      2,594   428,021,292    100.00     8.147       642      165,004     81.10      45.09    71.25      9.74
                            =====   ===========    ======     =====       ===      =======     =====      =====    =====     =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GEOGRAPHIC DISTRIBUTION     LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Alabama                        14     1,450,331      0.34     9.431       596      103,595     84.76      39.96     79.24     0.00
Arizona                        59    11,142,503      2.60     8.086       627      188,856     79.44      41.51     86.39     3.59
Arkansas                       17     1,260,903      0.29     9.104       619       74,171     86.07      39.31     88.99     0.00
California                    436   129,312,397     30.21     7.743       663      296,588     78.80      47.20     51.98    23.18
Colorado                      147    20,244,779      4.73     7.952       635      137,720     81.30      46.00     85.48     3.10
Connecticut                     5       815,365      0.19     8.743       674      163,073     82.29      40.32     21.75     0.00
Florida                       221    36,474,751      8.52     8.084       641      165,044     79.18      43.53     64.20     7.35
Georgia                       119    14,657,443      3.42     8.837       618      123,172     86.51      45.64     95.43     0.00
Idaho                          88    10,723,310      2.51     8.335       625      121,856     79.37      44.53     78.07     2.19
Illinois                       28     4,260,628      1.00     9.157       622      152,165     85.42      46.04     74.20     3.94
Indiana                        20     2,233,389      0.52     8.402       594      111,669     85.58      38.83    100.00     0.00
Iowa                           21     1,789,034      0.42     9.052       610       85,192     85.14      40.71     94.40     0.00
Kansas                         44     4,601,580      1.08     8.610       633      104,581     84.22      42.95     81.33     0.00
Kentucky                       45     3,516,284      0.82     8.683       611       78,140     86.65      39.45     90.69     0.00
Maine                           3       229,513      0.05     7.966       710       76,504     77.09      35.43     72.55     0.00
Maryland                       30     7,395,989      1.73     8.523       622      246,533     80.35      46.87     69.17     0.00
Massachusetts                  33     7,942,403      1.86     8.628       649      240,679     81.97      46.81     90.18     0.00
Michigan                       80     8,643,477      2.02     8.484       639      108,043     83.79      40.43     75.44     1.08
Minnesota                      36     5,946,474      1.39     8.118       632      165,180     81.64      43.04     76.75     5.86
Mississippi                     3       342,455      0.08     9.158       587      114,152     85.55      38.82    100.00     0.00
Missouri                       46     4,254,577      0.99     8.319       626       92,491     78.92      41.79     78.52     2.99
Nebraska                       19     1,752,629      0.41     8.350       624       92,244     82.75      41.28     95.99     4.93
Nevada                         55    10,941,208      2.56     8.184       652      198,931     81.31      47.90     82.49     4.12
New Jersey                     27     4,505,889      1.05     8.640       624      166,885     84.14      45.45     93.93     4.10
North Carolina                 83     9,275,973      2.17     8.825       615      111,759     85.83      42.88     96.22     0.00
Ohio                          232    24,965,269      5.83     8.600       619      107,609     86.74      42.01     88.69     1.94
Oklahoma                       26     2,261,158      0.53     8.540       618       86,968     81.01      40.64     88.56     0.00
Oregon                         89    16,820,265      3.93     8.189       647      188,992     81.28      45.72     80.08     7.38
Pennsylvania                   58     5,470,484      1.28     8.137       633       94,319     80.68      42.39     76.98     1.83
Rhode Island                    7     1,126,538      0.26     7.699       657      160,934     80.00      48.92    100.00     0.00
South Carolina                 18     2,144,257      0.50     8.906       610      119,125     87.98      38.58    100.00     6.10
Tennessee                     108    10,657,631      2.49     8.074       621       98,682     79.30      45.16     96.60     5.78
Utah                           50     6,105,041      1.43     8.092       642      122,101     81.22      42.96     82.67     4.57
Virginia                       38     5,074,651      1.19     8.319       620      133,543     80.45      44.77     95.27     0.00
Washington                    222    42,777,756      9.99     8.091       651      192,693     81.37      46.20     61.08     6.87
Wisconsin                      46     4,684,364      1.09     8.505       630      101,834     82.21      41.86     87.99    10.73
Wyoming                        21     2,220,594      0.52     8.257       619      105,743     83.14      40.63     89.27     0.00
                            -----   -----------    ------     -----       ---      -------     -----      -----    ------    -----
TOTAL:                      2,594   428,021,292    100.00     8.147       642      165,004     81.10      45.09     71.25     9.74
                            =====   ===========    ======     =====       ===      =======     =====      =====    ======    =====

No more than approximately 0.42% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                 17     1,404,596      0.33      7.960      606       82,623     38.36      41.85    85.33     10.32
50.01% to 55.00%                9     1,063,011      0.25      7.887      592      118,112     54.02      36.18    89.39      0.00
55.01% to 60.00%               13     2,159,867      0.50      7.328      632      166,144     57.45      46.25    79.30      0.00
60.01% to 65.00%               38     6,670,449      1.56      7.609      601      175,538     62.34      40.65    93.40      6.00
65.01% to 70.00%               51    11,141,237      2.60      7.729      616      218,456     68.64      41.80    86.38      3.32
70.01% to 75.00%              483    95,307,490     22.27      7.663      645      197,324     74.85      46.17    67.84     10.60
75.01% to 80.00%             1156   227,895,406     53.24      7.772      654      197,141     79.91      45.59    64.83     12.86
80.01% to 85.00%               67    10,845,650      2.53      8.769      597      161,875     84.61      42.59    79.52      2.01
85.01% to 90.00%               48     8,699,877      2.03      8.710      635      181,247     89.12      41.16    78.63      7.40
90.01% to 95.00%               38     4,919,397      1.15      9.438      608      129,458     94.74      40.88    98.64      0.00
95.01% to 100.00%             674    57,914,312     13.53     10.289      616       85,926     99.99      44.08    90.70      0.84
                            -----   -----------    ------     ------      ---      -------     -----      -----    -----     -----
TOTAL:                      2,594   428,021,292    100.00      8.147      642      165,004     81.10      45.09    71.25      9.74
                            =====   ===========    ======     ======      ===      =======     =====      =====    =====     =====


As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 18.52% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 0.00%.

COMBINED LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                 16     1,356,596      0.32     7.959       604       84,787     38.91      41.49    84.81     10.69
50.01% to 55.00%                9     1,063,011      0.25     7.887       592      118,112     54.02      36.18    89.39      0.00
55.01% to 60.00%               13     2,159,867      0.50     7.328       632      166,144     57.45      46.25    79.30      0.00
60.01% to 65.00%               37     6,570,399      1.54     7.611       601      177,578     62.34      40.42    93.30      6.09
65.01% to 70.00%               47    10,513,026      2.46     7.713       613      223,681     68.56      41.55    89.02      3.52
70.01% to 75.00%               55     9,669,422      2.26     8.079       607      175,808     73.89      43.21    77.73      4.63
75.01% to 80.00%              103    20,714,997      4.84     8.171       620      201,116     79.18      41.53    83.43      5.62
80.01% to 85.00%               70    11,804,673      2.76     8.624       605      168,638     83.92      43.29    81.18      5.21
85.01% to 90.00%               63    13,976,441      3.27     8.433       637      221,848     84.55      43.91    72.16      9.21
90.01% to 95.00%               78    16,573,177      3.87     8.098       644      212,477     83.57      44.96    78.95     16.63
95.01% to 100.00%           2,103   333,619,681     77.94     8.152       648      158,640     82.23      45.72    68.38     10.34
                            -----   -----------    ------     -----       ---      -------     -----      -----    -----     -----
TOTAL:                      2,594   428,021,292    100.00     8.147       642      165,004     81.10      45.09    71.25      9.74
                            =====   ===========    ======     =====       ===      =======     =====      =====    =====     =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 18.25% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 95.99%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 10.94% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%. Approximately 76.43% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.45%.

DEBT-TO-INCOME RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                 49     6,413,123      1.50     8.583       624      130,880     83.18      16.56     83.69     0.00
20.01% to 25.00%               63     7,414,149      1.73     8.358       627      117,685     80.68      22.71     90.03     3.43
25.01% to 30.00%              105    14,472,483      3.38     8.257       629      137,833     80.30      27.63     78.91     4.55
30.01% to 35.00%              189    24,999,732      5.84     8.328       622      132,274     80.25      32.82     79.80     7.06
35.01% to 40.00%              303    45,680,139     10.67     8.208       641      150,760     81.46      37.87     74.85     8.72
40.01% to 45.00%              420    67,328,155     15.73     8.268       641      160,305     82.93      42.77     68.29    10.58
45.01% to 50.00%              693   130,938,215     30.59     8.123       653      188,944     80.61      48.00     51.40    12.63
50.01% to 55.00%              640   108,581,416     25.37     8.029       641      169,658     80.79      52.29     85.40     9.00
55.01% to 60.00%              131    22,034,003      5.15     7.906       633      168,198     80.12      55.44     96.18     7.15
60.01% or greater               1       159,877      0.04     6.917       656      159,877     80.00      60.46    100.00     0.00
                            -----   -----------    ------     -----       ---      -------     -----      -----    ------    -----
TOTAL:                      2,594   428,021,292    100.00     8.147       642      165,004     81.10      45.09     71.25     9.74
                            =====   ===========    ======     =====       ===      =======     =====      =====    ======    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.35% to 58.36% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 45.17%.

LOAN PURPOSE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Purchase                    1,975   315,306,495     73.67     8.157       649      159,649     82.01      45.62    66.60     10.95
Refinance - Cashout           547   100,679,737     23.52     8.127       624      184,058     78.41      43.33    83.71      6.98
Refinance - Rate Term          72    12,035,060      2.81     8.043       624      167,154     79.52      45.76    88.94      0.93
                            -----   -----------    ------     -----       ---      -------     -----      -----    -----     -----
TOTAL:                      2,594   428,021,292    100.00     8.147       642      165,004     81.10      45.09    71.25      9.74
                            =====   ===========    ======     =====       ===      =======     =====      =====    =====     =====

PROPERTY TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Single Family                1975   314,981,427     73.59     8.168       639      159,484     81.17      44.88    71.29      9.18
Planned Unit Development      388    72,963,878     17.05     8.065       644      188,051     81.09      45.43    76.37     10.43
Condo                         158    23,412,416      5.47     8.154       660      148,180     80.69      45.40    55.48     11.22
Two- to Four-Family            73    16,663,571      3.89     8.100       663      228,268     80.30      47.01    70.30     15.13
                            -----   -----------    ------     -----       ---      -------     -----      -----    -----     -----
TOTAL:                      2,594   428,021,292    100.00     8.147       642      165,004     81.10      45.09    71.25      9.74
                            =====   ===========    ======     =====       ===      =======     =====      =====    =====     =====

DOCUMENTATION

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation          2,040   304,970,758     71.25     8.206       628      149,495     81.77      45.03    100.00     6.85
Stated                        510   115,188,949     26.91     7.987       680      225,861     79.31      45.29      0.00    17.48
Low                            44     7,861,585      1.84     8.202       648      178,672     81.24      44.56      0.00     8.07
                            -----   -----------    ------     -----       ---      -------     -----      -----    ------    -----
TOTAL:                      2,594   428,021,292    100.00     8.147       642      165,004     81.10      45.09     71.25     9.74
                            =====   ===========    ======     =====       ===      =======     =====      =====    ======    =====

OCCUPANCY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                   LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                      2546   421,542,505     98.49     8.139       642      165,571     81.11      45.11    71.36      9.74
Investment                     45     5,929,043      1.39     8.626       665      131,757     80.49      43.62    68.41     10.33
Second Home                     3       549,744      0.13     8.763       661      183,248     78.26      46.09    21.20      0.00
                            -----   -----------    ------     -----       ---      -------     -----      -----    -----     -----
TOTAL:                      2,594   428,021,292    100.00     8.147       642      165,004     81.10      45.09    71.25      9.74
                            =====   ===========    ======     =====       ===      =======     =====      =====    =====     =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
0                             225    44,240,786     10.34      8.147      645     196,625.72    80.49     43.57     73.74    7.52
1                            1499   257,764,697     60.22      8.097      645     171,957.77    81.04     44.65     67.20   11.72
2                             763   114,870,842     26.84      8.170      637     150,551.56    81.14     46.39     77.60    7.07
3                              75     9,270,920      2.17      8.712      622     123,612.26    81.31     48.43     91.68    0.00
4                              20     1,046,993      0.24     11.163      648      52,349.65    99.81     42.22     78.06    0.00
5                               8       504,608      0.12     10.084      641      63,076.04    94.73     50.93    100.00    0.00
6                               2       188,633      0.04     10.694      649      94,316.59   100.00     43.33     13.76    0.00
7                               1       111,932      0.03     11.500      597     111,931.50   100.00     44.13    100.00    0.00
8                               1        21,881      0.01      8.660      610      21,881.18   100.00     14.38    100.00    0.00
                            -----   -----------    ------     ------      ---     ----------   ------     -----    ------   -----
TOTAL:                      2,594   428,021,292    100.00      8.147      642        165,004    81.10     45.09     71.25    9.74
                            =====   ===========    ======     ======      ===     ==========   ======     =====    ======   =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                          588    73,769,074     17.23     9.005       627      125,458     85.15      44.57    84.95      2.50
6 Months                       27     3,693,501      0.86     8.293       637      136,796     82.14      43.41    76.74      0.00
12 Months                     129    35,867,807      8.38     7.967       661      278,045     79.42      45.14    53.03     17.48
24 Months                     758   145,306,966     33.95     7.911       658      191,698     80.78      45.83    55.32     18.07
36 Months                   1,092   169,383,944     39.57     8.010       632      155,114     79.93      44.70    82.69      4.30
                            -----   -----------    ------     -----       ---      -------     -----      -----    -----     -----
TOTAL:                      2,594   428,021,292    100.00     8.147       642      165,004     81.10      45.09    71.25      9.74
                            =====   ===========    ======     =====       ===      =======     =====      =====    =====     =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 31 months.

CREDIT SCORES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
476 to 500                      0             0        --        --         0            0        --         --      0.00     0.00
501 to 525                      1       166,500      0.04     9.625       525      166,500     75.00      35.24    100.00     0.00
526 to 550                     52     6,924,421      1.62     8.965       543      133,162     81.83      38.71    100.00     0.00
551 to 575                    141    19,739,873      4.61     8.629       564      139,999     78.65      42.48     94.94     0.00
576 to 600                    505    65,758,952     15.36     8.943       589      130,216     84.53      43.46     95.29     0.27
601 to 625                    542    77,096,124     18.01     8.452       613      142,244     82.60      45.28     93.52     2.21
626 to 650                    501    83,981,145     19.62     8.166       638      167,627     80.20      45.56     75.15     5.01
651 to 675                    388    67,229,991     15.71     8.047       662      173,273     80.41      46.14     55.15    11.54
676 to 700                    224    54,981,087     12.85     7.358       687      245,451     78.93      45.85     44.34    23.88
701 to 725                    128    28,633,735      6.69     7.314       711      223,701     80.24      45.73     38.57    29.64
726 to 750                     52    12,523,867      2.93     7.434       737      240,844     79.30      45.87     33.03    26.87
751 to 775                     46     8,206,927      1.92     7.214       763      178,411     80.02      45.71     40.41    20.56
776 to 800                     12     2,458,669      0.57     7.271       783      204,889     80.86      46.59     53.42    46.74
801 to 825                      2       320,000      0.07     7.106       807      160,000     80.00      46.54      0.00     0.00
                            -----   -----------    ------     -----       ---      -------     -----      -----    ------    -----
TOTAL:                      2,594   428,021,292    100.00     8.147       642      165,004     81.10      45.09     71.25     9.74
                            =====   ===========    ======     =====       ===      =======     =====      =====    ======    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 525 to 817 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 642.

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GROSS MARGINS               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
3.000% or less                  1       216,779      0.07      9.990      600      216,779      80.00     47.61      0.00     0.00
3.001% to 3.500%                0             0        --         --        0            0         --        --      0.00     0.00
3.501% to 4.000%                0             0        --         --        0            0         --        --      0.00     0.00
4.001% to 4.500%                0             0        --         --        0            0         --        --      0.00     0.00
4.501% to 5.000%                2       316,547      0.11      5.933      672      158,274      77.30     53.53    100.00    53.89
5.001% to 5.500%               30     7,444,368      2.48      6.485      703      248,146      77.28     48.52     99.19    52.02
5.501% to 6.000%              202    49,925,554     16.62      6.904      689      247,156      77.25     45.43     65.95    30.63
6.001% to 6.500%              301    67,462,548     22.45      7.296      677      224,128      77.87     47.04     51.70    15.08
6.501% to 7.000%              318    69,339,081     23.08      7.869      647      218,047      78.53     45.81     66.55    10.36
7.001% to 7.500%              212    40,430,889     13.46      8.323      638      190,712      79.10     45.56     47.62     4.98
7.501% to 8.000%              194    34,688,902     11.54      8.820      623      178,809      82.96     43.69     55.11     3.72
8.001% to 8.500%              104    15,932,122      5.30      9.419      597      153,193      93.87     43.78     88.08        0
8.501% to 9.000%               88    13,361,602      4.45      9.799      592      151,836      95.02     40.88     85.01     0.71
9.001% or greater              12     1,353,311      0.45     10.374      595      112,776     100.00     42.56     94.68        0
                            -----   -----------    ------     ------      ---      -------     ------     -----    ------    -----
TOTAL:                      1,464   300,471,703    100.00      7.895      653      205,240      80.37     45.48     62.13    13.34
                            =====   ===========    ======     ======      ===      =======     ======     =====    ======    =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.500% per annum to 10.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.755% per annum.

MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
11.501% to 12.000%              2       316,547      0.11      5.933      672      158,274      77.30     53.53    100.00    53.89
12.001% to 12.500%             29     7,412,132      2.47      6.441      706      255,591      77.31     48.56     98.48    52.25
12.501% to 13.000%            220    56,649,039     18.85      6.894      691      257,496      77.38     46.02     61.15    29.94
13.001% to 13.500%            288    63,732,842     21.21      7.327      672      221,295      77.86     46.99     56.04    13.08
13.501% to 14.000%            307    64,603,687     21.50      7.831      648      210,435      78.24     45.74     63.40    11.12
14.001% to 14.500%            199    38,634,257     12.86      8.319      639      194,142      79.20     45.31     50.39     5.65
14.501% to 15.000%            183    33,766,250     11.24      8.787      625      184,515      82.30     43.75     52.96     3.82
15.001% to 15.500%            103    14,834,023      4.94      9.316      600      144,020      92.55     43.21     84.24     0.00
15.501% to 16.000%            109    17,056,455      5.68      9.776      593      156,481      93.72     42.04     86.40     0.56
16.001% to 16.500%             15     2,195,343      0.73     10.306      590      146,356      97.13     37.61     87.16     0.00
16.501% to 17.000%              9     1,271,130      0.42     10.723      596      141,237     100.00     49.47    100.00     0.00
                            -----   -----------    ------     ------      ---      -------     ------     -----    ------    -----
TOTAL:                      1,464   300,471,703    100.00      7.895      653      205,240      80.37     45.48     62.13    13.34
                            =====   ===========    ======     ======      ===      =======     ======     =====    ======    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 17.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.735% per annum.

NEXT RATE ADJUSTMENT DATE

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE                 MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
June 2008                       7     1,808,370      0.60     7.949       652      258,339     75.34      48.23    100.00     0.00
July 2008                     182    35,880,185     11.94     7.768       654      197,144     78.87      46.70     63.58    21.25
August 2008                   564   127,679,539     42.49     7.785       660      226,382     80.22      45.01     50.29    19.57
September 2008                 76    18,436,272      6.14     8.049       655      242,583     81.40      44.35     59.58     8.61
April 2009                      1       106,286      0.04     6.990       660      106,286     74.98      54.58    100.00     0.00
June 2009                      16     4,262,382      1.42     7.909       615      266,399     77.37      49.26     91.91     0.00
July 2009                     203    34,220,365     11.39     8.021       633      168,573     80.49      47.23     79.93     0.88
August 2009                   327    59,760,920     19.89     8.132       644      182,755     81.98      44.73     71.81     3.38
September 2009                 46     9,681,925      3.22     8.132       659      210,477     79.92      45.85     69.05     5.52
July 2011                      10     1,550,786      0.52     7.622       664      155,079     77.13      42.68     73.56    12.64
August 2011                    23     4,851,859      1.61     7.290       702      210,950     78.48      47.76     65.62    37.02
September 2011                  5     1,335,315      0.44     7.092       703      267,063     78.74      43.96     77.91    78.71
August 2013                     4       897,500      0.30     7.344       690      224,375     76.47      35.44     60.17     0.00
                            -----   -----------    ------     -----       ---      -------     -----      -----    ------    -----
TOTAL:                      1,464   300,471,703    100.00     7.895       653      205,240     80.37      45.48     62.13    13.34
                            =====   ===========    ======     =====       ===      =======     =====      =====    ======    =====